--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the Annual Report of The Europe Fund, Inc. On December 31, 1998, the end of the period under review, the Fund's net assets totaled $196.5 million. This represents a net asset value per share of $19.52, a rise of 13.82% per annum from its initial value, after taking into account underwriting discounts, commissions, offering expenses and assuming reinvestment of dividends and distributions. This compares with a 14.79% increase in the MSCI Europe Index over the same time period. At the end of the period under review, The Europe Fund, Inc. was quoted at $18.5625 per share on the New York Stock Exchange, which represents a 4.91% discount to the Fund's net asset value per share and a rise of 12.18% per annum from its initial value, assuming reinvestment of dividends and distributions. A total distribution of $3.490438 per share has been made for the year ended December 31, 1998.

  We also enclose an investment review and European market outlook together with a summary of the major portfolio investments.

                                Yours sincerely,

                [SIGNATURE]                          [SIGNATURE]
          Anthony M. Solomon                     J. Loughlin Callahan
        Chairman of the Board                  President and Treasurer

INVESTMENT REVIEW

  During the fourth quarter of 1998, your Fund experienced a rise in net asset value of 15.26%, which compared with an increase of 18.72% in the value of the MSCI Europe Index. For the year, the Fund's net asset value has increased by 20.66%, which compares with a 28.53% increase in the MSCI Europe Index. These results are recorded in total return and U.S. dollar based terms, with net dividends and distributions reinvested.

  European Central Banks followed the United States Federal Reserve's unexpected move to cut interest rates at the end of September. Initial rate cuts by the U.K., Spain, Portugal and Italy were followed by cuts across the whole of Europe. By the end of the quarter, short-term rates on the continent had converged at 3%, a lower level than expected for the Euro. Quite logically in that environment, bond markets performed well.

  In our opinion, Europe's economic performance continues to give a rather mixed picture. Europe does not appear to be immune to the recession affecting other parts of the world and growth forecasts for 1999 have been revised downward. Purchasing manager surveys revealed a degree of deterioration over the quarter, as business confidence suffered from the global slowdown. Meanwhile, consumer confidence remained stable. Reasonable growth in retail sales was seen in most countries, the major exception being the U.K.

  Inflationary pressures remained benign, with consumer inflation at 1% for the Eurozone. Producer prices in most countries declined. Unemployment fell slightly over the quarter, but remained high by historic standards at 10.8% in the Eurozone.

  The quarter saw pleas from politicians for lower interest rates. This brought Oscar Lafontaine, the German Finance Minister, into apparent conflict with the Bundesbank, which was slower than other Central Banks to reduce lending rates. Wim Duisenburg, the president of the European Central Bank, announced that he would not stand aside after four years in favor of Jean Claude Trichet of the Bank of France, in a move which appeared to reaffirm the Bank's independence.

  Confidence clearly returned to European stock markets in the fourth quarter and the indices rebounded sharply. The MSCI Europe Index was up 18.9% over the quarter in local currency terms. The market recovery was driven by lower interest rates, a resumption of corporate activity and an absence of any deterioration in Emerging Markets and the hedge fund industry.

  The best-performing sectors were those driven by corporate activity (mergers, take-overs and alliances), banks, insurance concerns and pharmaceuticals, in particular. The telecommunications and electrical sectors also outperformed the benchmark index. Energy stock and materials underperformed the index. The oil sector was weak, with earnings affected by an oil price which fell briefly below $10.00 per barrel.

  The best-performing market was Finland. This was propelled by a strong performance by Nokia. The peripheral markets, particularly Italy and Spain, also performed well. The worst-performing markets were Norway and Austria. Of the major markets, Germany and the U.K. underperformed the index.

  In the pharmaceutical sector, mergers were announced between Zeneca and Astra, Synthelabo and Sanofi, and between the life sciences businesses of Hoechst and Rhone Poulenc. The defense sector performed well in anticipation of a merger between the businesses of Aerospatiale, British Aerospace and DASA. In the oil sector, Total announced that it intended to acquire Petrofina. The market reacted negatively, as this was seen as a purely defensive measure, which would increase the company's exposure to downstream earnings and chemicals. More positively received was the merger at the end of the quarter between BP and Amoco. In the utility sector, Scottish Power and National Grid both announced U.S. acquisitions and Viag announced a merger with Alusuisse. In the banking sector, Deutsche Bank announced the acquisition of Bankers Trust and of the Belgian subsidiary of Credit Lyonnais. In Switzerland, the merger between Ciba and Clariant was cancelled. In the U.K., GRE put itself up for auction.

  Reported earnings gave a mixed picture, for example, Ericsson announced that earnings would be significantly below expectations both for the fourth quarter and for 1999.

  Equity mutual fund inflows surged in October and continued into November after a slowdown over the summer. Inflows were particularly strong in France and Sweden.

ECONOMIC AND MARKET OUTLOOK

  At the time of writing, indications are that the introduction of the Euro has been successfully implemented and that European stock markets could start 1999 on a buoyant note. Portfolio rebalancing within the Eurobloc is expected to favor large cap stocks.

  With parts of the world economy in recession, companies that are focused on European domestic earnings are favored over those producing globally traded goods and commodities.

  The Fund's and the MSCI Europe Index's country weightings expressed as a percentage of total net assets at December 31, 1998 are outlined below:

                                                 MSCI EUROPE
                                      FUND          INDEX
                                    ---------  ---------------
Austria...........................         --           0.5%
Belgium...........................         --           2.6
Denmark...........................         --           1.2
Finland...........................        1.1%          2.1
France............................       17.5          12.8
Germany...........................       13.2          14.5
Greece............................        1.6            --
Ireland...........................        1.2           0.7
Italy.............................       11.0           7.1
Netherlands.......................       13.9           8.9

                                                 MSCI EUROPE
                                      FUND          INDEX
                                    ---------  ---------------
Norway............................        0.7%          0.5%
Portugal..........................         --           0.9
Spain.............................        3.7           4.6
Sweden............................        1.8           3.6
Switzerland.......................       13.7          11.0
United Kingdom....................       19.0          29.0
Cash/Other........................        1.6           0.0
                                    ---------         -----
                                        100.0%        100.0%
                                    ---------         -----
                                    ---------         -----

PORTFOLIO SUMMARY

  We reduced the weighting in shares from the chemical and oil industries with some sales of Bayer, VEBA, Total and Elf Aquitaine. With European consumption continuing, we increased our exposure to the sector with purchases of Numico and Metro and also brought the telecom stocks Panafon Hellenic, Sonera Group, Telecom Italia and Swisscom.

  In such a strong market, the performance of the Fund was negatively impacted by the need to raise a significant amount of cash in order to pay the sharply increased dividend at the end of December.

  The ten largest holdings of the Fund as of December 31, 1998 were:

TELECOM ITALIA

  Telecom Italia is Italy's largest telecommunications company. This former monopoly should provide its new CEO with plenty of opportunities to cut costs and significantly reduce the capital employed in the business. We believe shares are currently undervalued and expect to see increasing profitability.

ING GROEP

  ING Groep is one of the highest quality financial groups in Europe. It benefits from a strong position in Dutch banking and insurance and has a fast-growing emerging country life insurance business, which is expected to propel future growth.

NOVARTIS

  Novartis is a well-managed scientific concern, and is one of the leading companies in its sector world-wide. Having a broad product range in pharmaceuticals and agrochemicals, together with a restructuring opportunity in its nutritional enterprises, affirms our belief that Novartis offers shareholders an attractively valued investment opportunity.

NUMICO

  Numico, formerly known as Nutricia, is Europe's leading competitor in the baby food industry. It is also rapidly developing its interests in the clinical nutrition market.

ROCHE HOLDINGS

  Roche is Switzerland's second-largest pharmaceuticals group and is attractively valued, especially in relation to its U.S. peers. It has a very strong financial position, which should allow it to take part in the continuing consolidation of the pharmaceutical sector. There are a number of promising drugs in development (particularly in the cardiovascular, virology and obesity areas) which should allow for sustainable high single-digit sales growth as new products take over from current drugs. In addition, diagnostics sales are expected to grow strongly over the next few years, with new opportunities in disease management. Roche has also acquired Tastemaster, a U.S.-based manufacturer of flavors, which strengthens its fragrances and flavors division.

BANCO BILBAO VIZCAYA (BBV)

  BBV has demonstrated impressive financial strength and management skills over the past couple of years. This leading Spanish bank has now built a very well established Latin American network, thanks to some opportunistic acquisitions. We expect profit growth from this area, as well as from the BBV 2000 cost cutting plan for its Spanish banking activities.

VIVENDI

  Vivendi is a conglomerate with principal activities in the water, energy, waste management, construction and property areas. The organization's expected strong increase in international service sales (primarily in the U.S. and U.K.), its industrial reorganization, as well as lower losses in the property and construction sectors, make the company an increasingly attractive investment.

PINAULT PRINTEMPS REDOUTE

  Pinault Printemps Redoute is France's leading diversified retail group. Its highly regarded management oversees the superior growth of Rexel (the world leader in electrical products retailing), Conforama (household equipment), Printemps (department stores), La Redoute (mail order), FNAC (books and music retailer) and Guilbert (office supplies). We expect this company to benefit from any improvement in consumer spending in France.

ACCOR

  As Europe's leading hotel operator, we expect Accor to benefit from the increasing guestroom supply and demand conditions in its two main markets, France and Germany.

WOLTERS KLUWER

  Focused on professional publications, Wolters Kluwer offers the best visibility and cash generation among Europe's listed publishers.

ECONOMIC AND MONETARY UNION (EMU)

  Certain European countries have agreed to enter into EMU, in an effort, among other things, to reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these countries. EMU has established a single common European currency (the "euro") that was introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) were redenominated in the euro and, thereafter, will be listed, traded and will make dividend and other payments only in euros.

    - If the euro, or EMU as a whole, does not take effect as planned, the Fund's investments could be adversely affected. For example, sharp currency fluctuations, exchange rate volatility and other disruptions of the markets could occur.

    - Withdrawal from EMU by a participating country could also have a negative effect on the Fund's investments, for example, if securities redenominated in euros are transferred back into that country's national currency.

    - Gains or losses resulting from the euro conversion may be taxable to Fund shareholders under foreign tax laws.

    - Computer, accounting, and trading systems must be capable of recognizing the euro as a distinct currency. Like other investment companies and business organizations, the Fund could be adversely affected if the systems used by the Fund's other service providers, or entities with which the Fund or its service providers do business are not capable of recognizing the euro as a distinct currency.

YEAR 2000 COMPLIANCE DISCLOSURE

  Many computer systems and other electronically controlled equipment used by companies and other business organizations throughout the world express dates using only the last two digits of the year, and thus will require modification or replacement to accommodate the Year 2000 and beyond in order to avoid malfunctions and consequential widespread commercial disruption.

  The Fund could be adversely affected if the computer systems and equipment used by its service providers or the companies in which it invests, or other organizations with which any of them deal, do not properly address this problem before January 1, 2000. The strategy of the Investment Manager and the Investment Adviser is to take steps that they believe are reasonably designed to address that the computer systems and equipment they use are adequate to deal with Year 2000 issues and to seek the same of their suppliers and the Fund's other service providers. As of the date of this writing, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

-----------------------------------------------
THE EUROPE FUND, INC.
SCHEDULE OF INVESTMENTS
AS OF DECEMBER 31, 1998

----------------------------------------------------------------------------
                                                                  MARKET
                                                                   VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
----------------------------------------------------------------------------
COMMON STOCKS & WARRANTS--95.4%
                  FINLAND--1.1%
        50,000    Hackman Oy (Series A)......................  $   1,470,891
                  --Consumer Goods
        40,000    +Sonera Group Oyj..........................        713,872
                  --Telecommunications
                                                               -------------
                                                                   2,184,763
                                                               -------------
                  FRANCE--17.5%
        20,000    Accor......................................      4,315,379
                  --Leisure & Tourism
        10,000    AXA........................................      1,444,404
                  --Financial Services
        10,000    Elf Aquitaine..............................      1,151,957
                  --Energy Sources
        10,000    Establissements Economiques du Casino
                    Guichard-Perrachen.......................      1,037,831
                  --Consumer Goods
        20,000    +Flo (Groupe)..............................      1,016,432
                  --Consumer Goods
         7,262    Guilbert...................................        971,228
                  --Merchandising
         5,000    Hachette Filipacchi Medias.................      1,176,922
                  --Consumer Goods
         4,000    Louis Vuitton..............................        788,894
                  --Consumer Goods
        35,000    +Marionnaud Parfumeriers...................      1,622,725
                  --Merchandising
        60,000    +Naf Naf...................................        909,439
                  --Consumer Goods
        23,000    Pinault Printemps Redoute..................      4,380,288
                  --Merchandising
        13,500    PSA Peugeot Citroen........................      2,082,349
                  --Automobiles
        50,000    Societe Generale d'Entreprises.............      2,336,011
                  --Construction & Housing
        40,000    Total (Class B)............................      4,037,198
                  --Energy Sources
        30,325    Valeo......................................      2,381,506
                  --Consumer Goods

----------------------------------------------------------------------------
                                                                  MARKET
                                                                   VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
----------------------------------------------------------------------------
        18,000    Vivendi....................................  $   4,654,190
                  --Business & Public Services
                                                               -------------
                                                                  34,306,753
                                                               -------------
                  GERMANY--10.2%
        10,000    Allianz....................................      3,653,323
                  --Financial Services
        75,000    Bayer......................................      3,118,927
                  --Chemicals
        25,125    DaimlerChrysler............................      2,471,262
                  --Automobiles
        12,500    HypoVereinsbank............................        975,365
                  --Banking
        40,000    Metro......................................      3,180,962
                  --Merchandising
        50,000    RWE........................................      2,728,034
                  --Utilities
        60,000    Siemens....................................      3,856,618
                  --Electrical & Electronics
                                                               -------------
                                                                  19,984,491
                                                               -------------
                  GREECE--1.6%
       120,000    +Panafon Hellenic Telecom..................      3,192,621
                  --Telecommunications
                                                               -------------
                                                                   3,192,621
                                                               -------------
                  IRELAND--1.2%
       110,000    Bank of Ireland............................      2,438,793
                  --Banking
                                                               -------------
                                                                   2,438,793
                                                               -------------
                  ITALY--11.0%
       420,000    Banca Intesa...............................      2,518,248
                  --Banking
        50,000    Banca Popolare di Brescia..................      1,218,517
                  --Banking
        27,650    Gucci Group (NY Registered)................      1,344,481
                  --Consumer Goods
        55,000    Industrie Natuzzi (ADR)....................      1,368,125
                  --Appliances & Household Durables
        90,000    Luxottica Group (ADR)......................      1,080,000
                  --Health & Personal Care

----------------------------------------------------------------------------
                                                                  MARKET
                                                                   VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
----------------------------------------------------------------------------
       180,000    Mondadori Arnoldo Editore..................  $   2,378,375
                  --Broadcasting & Publishing
     1,000,000    Telecom Italia.............................      6,289,118
                  --Telecommunications
       600,000    Telecom Italia Mobile......................      2,822,846
                  --Telecommunications
       450,000    Unicredito Italiano........................      2,665,467
                  --Banking
                                                               -------------
                                                                  21,685,177
                                                               -------------
                  NETHERLANDS--13.9%
        50,100    Akzo Nobel.................................      2,273,345
                  --Chemicals
        27,210    +Equant....................................      1,886,992
                  --Telecommunications
       100,000    ING Groep..................................      6,076,688
                  --Financial Services
       120,000    Numico.....................................      5,699,881
                  --Food & Household Products
        40,000    Unilever...................................      3,407,191
                  --Consumer Goods
       100,000    Verenigde Nederlandse Uitgeversbedrijven...      3,757,463
                  --Broadcasting & Publishing
        20,000    Wolters Kluwer.............................      4,264,827
                  --Broadcasting & Publishing
                                                               -------------
                                                                  27,366,387
                                                               -------------
                  NORWAY--0.7%
        50,000    Ekornes....................................        393,752
                  --Consumer Goods
       400,000    +NCL Holdings..............................        945,006
                  --Leisure & Tourism
                                                               -------------
                                                                   1,338,758
                                                               -------------
                  SPAIN--3.7%
            17    +A.B. Capital Fund*........................         33,608
                  --Business & Public Services
       325,000    Banco Bilbao Vizcaya.......................      5,130,139
                  --Banking
        80,000    Endesa.....................................      2,110,285
                  --Utilities
                                                               -------------
                                                                   7,274,032
                                                               -------------
                  SWEDEN--1.8%
        80,000    Electrolux (Series B)......................      1,379,976
                  --Consumer Goods
----------------------------------------------------------------------------
                                                                  MARKET
                                                                   VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
----------------------------------------------------------------------------
        36,719    +Pricer (Series B).........................  $      98,982
                  --Electrical & Electronics
       130,000    Securitas (Series B).......................      2,025,448
                  --Business Services
                                                               -------------
                                                                   3,504,406
                                                               -------------
                  SWITZERLAND--13.7%
         9,000    Adecco.....................................      4,092,392
                  --Services
         6,287    Barry Callebaut............................      1,422,543
                  --Food & Household Products
        10,000    Credit Suisse Group........................      1,559,214
                  --Banking
           600    Kuoni Reisen Holdings......................      2,371,456
                  --Leisure & Tourism
         3,000    Novartis (Registered)......................      5,874,248
                  --Health & Personal Care
           450    Roche Holdings (Bearer)....................      5,469,577
                  --Health & Personal Care
         6,000    +Swisscom..................................      2,501,994
                  --Telecommunications
         1,750    The Swatch Group (Bearer)..................      1,078,758
                  --Consumer Goods
         8,000    UBS (Registered)...........................      2,448,328
                  --Banking
                                                               -------------
                                                                  26,818,510
                                                               -------------
                  UNITED KINGDOM--19.0%
       400,000    Amvescap (Ordinary)........................      3,085,089
                  --Financial Services
       250,000    BAA........................................      2,931,664
                  --Business & Public Services
       200,000    Boots (Ordinary)...........................      3,413,502
                  --Consumer Goods
       150,000    British Petroleum..........................      2,234,202
                  --Energy Sources
       220,000    Diageo (Ordinary)..........................      2,435,728
                  --Food & Household Products
       300,000    GKN (Ordinary).............................      3,970,808
                  --Machinery & Engineering
        70,000    Glaxo Wellcome (Ordinary)..................      2,409,189
                  --Health & Personal Care
       500,000    Halma (Ordinary)...........................      1,003,483
                  --Machinery & Engineering
       300,000    Hays (Ordinary)............................      2,637,254
                  --Business & Public Services
       200,000    Marks & Spencer (Ordinary).................      1,366,728
                  --Merchandising

----------------------------------------------------------------------------
                                                                  MARKET
                                                                   VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
----------------------------------------------------------------------------
       200,000    NXT........................................  $   1,277,161
                  --Leisure & Tourism
       200,000    Peninsular & Oriental Steam Navigation.....      2,361,918
                  --Services
       150,000    Serco Group (Ordinary).....................      2,867,391
                  --Business & Public Services
       200,000    SmithKline Beecham (Ordinary)..............      2,786,532
                  --Health & Personal Care
       140,000    United News & Media (Ordinary).............      1,214,464
                  --Broadcasting & Publishing
       220,000    Wolseley (Ordinary)........................      1,379,333
                  --Building Materials & Components
                                                               -------------
                                                                  37,374,446
                                                               -------------
                  Total Common Stocks
                    (cost--$138,649,103).....................    187,469,137
                                                               -------------
----------------------------------------------------------------------------
                                                                  MARKET
                                                                   VALUE
    SHARES                       DESCRIPTION                     (NOTE 1)
----------------------------------------------------------------------------

PREFERRED STOCKS--3.0%
                  GERMANY--3.0%
           624    Henkel (Non-Voting)........................  $      55,593
                  --Chemicals
         5,000    Marschollek, Lautenschlaeger Und Partner
                    (Non-Voting).............................      2,840,145
                  --Financial Services
        30,000    Rhoen-Klinikum (Non-Voting)................      3,049,418
                  --Health & Personal Care
                                                               -------------
                                                                   5,945,156
                                                               -------------
                  Total Preferred Stocks
                    (cost--$2,421,302).......................      5,945,156
                                                               -------------
                  Total Investments--98.4%
                  (cost--$141,070,405) (a)...................    193,414,293
                  Other Assets in Excess of
                    Liabilities--1.6%........................      3,065,350
                                                               -------------
                  Net Assets--100.0%.........................  $ 196,479,643
                                                               -------------
                                                               -------------

------------------------------

 +   Non-income producing security.

ADR  American Depositary Receipt.

* Investment in restricted security with an aggregate value of $33,608, representing 0.02% of net assets at December 31, 1998. The investment was acquired on October 22, 1990 and September 5, 1991 and has an adjusted basis of $334,461.

(a) The United States Federal income tax basis of the Fund's investments at December 31, 1998 was $141,070,405 and, accordingly, net unrealized appreciation for United States Federal income tax purposes was $52,343,888 (gross unrealized appreciation--$55,460,558; gross unrealized depreciation--$3,116,670).

See Notes to Financial Statements.

----------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF
ASSETS AND LIABILITIES
DECEMBER 31, 1998
----------------------------------------------------

ASSETS
Investments, at value (cost $141,070,405) (Note 1)..........  $ 193,414,293
Domestic cash...............................................      2,850,707
Foreign cash (Note 1).......................................          8,001
Withholding tax refunds receivable..........................        369,780
Dividends receivable........................................        123,310
Interest receivable.........................................         70,413
Prepaid expenses............................................          4,669
                                                              ---------------
      Total assets..........................................    196,841,173
                                                              ---------------
LIABILITIES
lnvestment management fee payable (Note 2)..................        129,446
Administration fee payable (Note 2).........................         42,853
Accrued expenses and other liabilities......................        189,231
                                                              ---------------
      Total liabilities.....................................        361,530
                                                              ---------------

NET ASSETS..................................................  $ 196,479,643
                                                              ---------------
                                                              ---------------
Net Assets consist of:
  Common Stock, $.001 par value
   (Authorized 100,000,000 shares)
   (Note 4).................................................  $      10,066
  Paid-in surplus...........................................    129,454,057
  Accumulated undistributed net investment income...........        172,017
  Accumulated undistributed net realized
   gain on investments......................................     14,486,005
  Net unrealized appreciation on investments and foreign
   currency related transactions............................     52,357,498
                                                              ---------------
  Net Assets................................................  $ 196,479,643
                                                              ---------------
                                                              ---------------
Net Asset Value per share
 ($196,479,643 DIVIDED BY 10,066,319 shares of common stock
 issued and outstanding)....................................         $19.52
                                                                    -------
                                                                    -------

----------------------------------------------------
THE EUROPE FUND, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED
DECEMBER 31, 1998
----------------------------------------------------

NET INVESTMENT INCOME
Income:
  Dividends.................................................  $     4,328,413
  Interest..................................................          370,727
                                                              ---------------
                                                                    4,699,140
  Less: Withholding tax on foreign source dividends.........          497,402
                                                              ---------------
      Total income..........................................        4,201,738
                                                              ---------------
Expenses:
  Investment management fee (Note 2)........................        1,619,313
  Administration fee (Note 2)...............................          538,229
  Custodian fees............................................          162,300
  Directors' fees and expenses..............................          150,377
  Shareholder servicing fees................................           83,597
  Legal fees................................................           73,764
  Audit fees................................................           47,000
  Reports to shareholders...................................           30,724
  NYSE listing fee..........................................           24,260
  Insurance expense.........................................            7,457
  Miscellaneous.............................................           37,992
                                                              ---------------
      Total expenses........................................        2,775,013
                                                              ---------------
Net investment income.......................................        1,426,725
                                                              ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS

Net realized gain (loss) from:
  Investments--net................................  $   42,206,426
  Foreign currency related transactions...........        (144,973)      42,061,453
                                                    --------------
Change in unrealized appreciation (depreciation)
 on:
  Investments--net................................      (3,301,834)
  Foreign currency related transactions...........          55,060       (3,246,774)
                                                    --------------   --------------
Net realized and unrealized gain
 on investments and foreign
 currency related transactions....................................       38,814,679
                                                                     --------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS.........................................   $   40,241,404
                                                                     --------------
                                                                     --------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                FOR THE YEAR ENDED DECEMBER
                                                                            31,
                                                                ---------------------------
                                                                    1998           1997
                                                                ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income.......................................  $  1,426,725   $  1,529,378
  Net realized gain on investments and foreign currency
   related transactions.......................................    42,061,453     26,092,504
  Change in unrealized appreciation (depreciation) on
   investments and foreign
   currency related transactions..............................    (3,246,774)     6,218,247
                                                                ------------   ------------
Net increase in net assets resulting from operations..........    40,241,404     33,840,129
                                                                ------------   ------------
Dividends and distributions to shareholders from:
  Net investment income ($0.130172 and $0.143918 per share,
   respectively)..............................................    (1,310,353)    (1,448,724)
  Net realized gain on investments and foreign currency
   related transactions
   ($3.360266 and $2.382217 per share, respectively) (Note
   1).........................................................   (33,825,510)   (23,980,156)
                                                                ------------   ------------
Net decrease in net assets resulting from dividends and
 distributions................................................   (35,135,863)   (25,428,880)
                                                                ------------   ------------
Total increase................................................     5,105,541      8,411,249
                                                                ------------   ------------
NET ASSETS
  Beginning of year...........................................   191,374,102    182,962,853
                                                                ------------   ------------
  End of year (including accumulated undistributed net
   investment income of $172,017 and $200,618,
   respectively)..............................................  $196,479,643   $191,374,102
                                                                ------------   ------------
                                                                ------------   ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE EUROPE FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following per share data and ratios have been derived from information provided in the financial statements:

                                                                     FOR THE YEAR ENDED
                                                                        DECEMBER 31,
                                                    ----------------------------------------------------
                                                      1998       1997       1996       1995       1994
                                                    --------   --------   --------   --------   --------
Net asset value, beginning of year................  $  19.01   $  18.18   $  14.32   $  12.56   $  12.74
                                                    --------   --------   --------   --------   --------
Operations:
  Net investment income*..........................      0.14       0.15       0.12       0.14       0.12
  Net realized and unrealized gain on investments
   and foreign currency related transactions......      3.86       3.20       4.80       2.50       0.66
                                                    --------   --------   --------   --------   --------
    Total from operations.........................      4.00       3.35       4.92       2.64       0.78
                                                    --------   --------   --------   --------   --------
Dividends and distributions to shareholders from:
  Net investment income**.........................     (0.13)     (0.14)     (0.16)     (0.10)     (0.15)
  Net realized gain on investments................     (3.36)     (2.38)     (0.90)     (0.78)     (0.81)
                                                    --------   --------   --------   --------   --------
    Total dividends and distributions.............     (3.49)     (2.52)     (1.06)     (0.88)     (0.96)
                                                    --------   --------   --------   --------   --------
Net asset value, end of year......................  $  19.52   $  19.01   $  18.18   $  14.32   $  12.56
                                                    --------   --------   --------   --------   --------
                                                    --------   --------   --------   --------   --------
Per share market value, end of year...............  $  18.56   $  17.06   $  16.13   $  12.75   $  10.75
                                                    --------   --------   --------   --------   --------
                                                    --------   --------   --------   --------   --------
Total investment return, market value+............     27.84%     21.00%     34.78%     26.26%    (10.21)%
Net assets at end of year (000 omitted)...........  $196,480   $191,374   $182,963   $144,190   $126,431
Ratio of expenses to average weekly net assets....      1.27%      1.26%      1.42%      1.42%      1.42%
Ratio of net investment income to average weekly
 net assets.......................................      0.65%      0.77%      0.74%      1.01%      0.90%
Portfolio turnover rate...........................        54%        39%        48%        52%        68%

--------------------------
 * Based on average shares outstanding during the year.

** Net realized gains (losses) on foreign currency related transactions, if any, are included with and distributed as net investment income in accordance with provisions of the Internal Revenue Code.

 + Total investment return, market value, is based on the change in market price of a share during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund's distribution reinvestment and cash purchase plan.

See Notes to Financial Statements.

----------------------------------------------
THE EUROPE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
------------------------------------------

NOTE 1. SIGNIFICANT
ACCOUNTING POLICIES
The Europe Fund, Inc. (the "Fund") was incorporated in Maryland on February 8, 1990, as a closed-end, diversified management investment company. The Fund's investment objective is long-term capital appreciation through investment primarily in European equity securities.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION: All securities for which current market quotations are readily available are valued at the last sale price prior to the time of determination, or, if there is no sales price on such date, and if bid and ask quotations are available, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices, or, if quotations are not available, are valued as determined in good faith by the Board of Directors of the Fund. Short-term investments having a maturity of 60 days or less are valued at amortized cost. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date, or as soon as the Fund is informed of the dividend, and interest income is recorded on an accrual basis.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts and transactions are translated into U.S. dollars on the following basis:

  (i) market value of investment securities, other assets and liabilities at a 10:00 a.m. midpoint rate of exchange on valuation date.

  (ii) purchases and sales of investment securities, income and expenses at the 10:00 a.m. midpoint rate of exchange prevailing on the respective dates of such transactions.

  The resultant exchange gains and losses are included in the Statement of Operations.

  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses include changes in the value of assets and liabilities other than investments in securities at fiscal year-end, as a result of changes in the exchange rate.

  FOREIGN CURRENCY AS OF DECEMBER 31, 1998 CONSISTS OF:

                       UNITS          COST         VALUE
                    ------------  ------------  ------------
British Pound.......       4,850  $      8,045  $      8,001
                                        ------        ------
                                        ------        ------

The Fund holds foreign currency in order to facilitate the purchases of foreign securities.

FORWARD CURRENCY EXCHANGE CONTRACTS: The Fund enters into forward currency exchange contracts to hedge certain purchase and sale commitments denominated in foreign currencies. The Fund may enter into forward currency exchange contracts to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Fluctuations in the value of forward currency exchange contracts are recorded for book purposes as unrealized gains or losses by the Fund. If the Fund enters into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the forward currency contracts to sell and the forward currency contracts to buy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

TAXES: No provision has been made for United States Federal income taxes because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. The Fund intends to distribute to shareholders annually by the end of January an amount equal to at least 7% of the Fund's net asset value determined as of the beginning of the previous calendar year. If, for any calendar year, the aggregate of net investment income and net realized capital gains (if any) is less than 7% of the Fund's net asset value as of the beginning of that calendar year, the difference will be distributed from the Fund's paid-in surplus. Income dividends and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

USE OF ESTIMATES: The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

RECLASSIFICATION OF COMPONENTS OF NET ASSETS: During the year ended December 31, 1998, net realized losses on foreign currency related transactions of $144,973 were reclassified from accumulated undistributed net realized gain on investments to accumulated undistributed net investment income. This reclassification was a result of permanent book-to-tax differences and had no effect on net assets or net asset value per share.

NOTE 2. TRANSACTIONS
WITH AFFILIATES AND
AGREEMENTS
The Fund has entered into Agreements with Mercury Asset Management International Channel Islands Ltd. (the "Investment Manager"), and Mercury Asset Management International Ltd. (the "Investment Adviser").

  The Investment Management Agreement provides that the Fund will pay the Investment Manager a fee, computed weekly and payable monthly, at the following rates: 0.75% of the Fund's average weekly net assets up to $250 million, and 0.65% of such assets in excess of $250 million. The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations from the Investment Adviser subject to the overall supervision of the Board of Directors. The Investment Manager pays a fee to the Investment Adviser for services rendered. The Investment Manager and Investment Adviser are subsidiaries of Mercury Asset Management Ltd, whose immediate parent is Mercury Asset Management Group Ltd. The ultimate parent of Mercury Asset Management Group Ltd. is Merrill Lynch & Co., Inc.

  The Fund has entered into an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"). The Administration Agreement provides that the Fund pays the Administrator a fee at the annual rate of 0.25% of the Fund's average weekly net assets up to $200 million and 0.20% on such assets in excess of $200 million. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing certain reports and documents required by laws and regulations, and provides the Fund with administrative office facilities. The Administrator is a wholly-owned affiliate of Merrill Lynch & Co., Inc.

  Certain officers of the Fund are also officers of either the Investment Manager, the Investment Adviser, and/or Mercury Asset Management Group Ltd, an indirect subsidiary of Merrill Lynch & Co., Inc.

NOTE 3. INVESTMENT
TRANSACTIONS
Purchases and sales of investment securities, other than U.S. government securities and short-term investments, for the year ended December 31, 1998 were $113,965,120 and $146,596,225, respectively.

NOTE 4. CAPITAL
There are 100 million shares of $.001 par value common stock authorized. Of the 10,066,319 shares outstanding at December 31, 1998, Mercury Asset Management plc owned 1,057 shares in respect of the Fund's initial seed capital and reinvested distributions.

NOTE 5. QUARTERLY
RESULTS OF OPERATIONS*
(UNAUDITED)

                                                                                                                    NET REALIZED
                                                                                                                        AND
                                                                                                                     UNREALIZED
                                                                                                                   GAIN (LOSS) ON
                                                                                                                    INVESTMENTS
                                                                                                       NET          AND FOREIGN
                                                                                                    INVESTMENT        CURRENCY
                                                                                    INVESTMENT    INCOME/ (LOSS)      RELATED
                                                                                      INCOME                        TRANSACTIONS
                                                                                   -------------  --------------  ----------------
                                                                                            PER            PER               PER
QUARTER ENDED                                                                      TOTAL   SHARE  TOTAL   SHARE    TOTAL    SHARE
---------------------------------------------------------------------------------  ------  -----  ------  ------  --------  ------
March 31, 1997...................................................................  $  565  $0.06  $  (44) $ 0.00  $  8,707  $ 0.86
June 30, 1997....................................................................   1,922  0.19    1,303    0.12    10,616    1.06
September 30, 1997...............................................................     974  0.10      327    0.03    12,450    1.23
December 31, 1997................................................................     582  0.06      (57)   0.00       538    0.05
                                                                                   ------  -----  ------  ------  --------  ------
Total............................................................................  $4,043  $0.41  $1,529  $ 0.15  $ 32,311  $ 3.20
                                                                                   ------  -----  ------  ------  --------  ------
                                                                                   ------  -----  ------  ------  --------  ------
March 31, 1998...................................................................  $  754  $0.06  $  228  $ 0.02  $ 36,547  $ 3.63
June 30, 1998....................................................................   2,216  0.22    1,380    0.14     8,759    0.87
September 30, 1998...............................................................     657  0.07      (88)  (0.01)  (43,935)  (4.36)
December 31, 1998................................................................     575  0.06      (93)  (0.01)   37,444    3.72
                                                                                   ------  -----  ------  ------  --------  ------
Total............................................................................  $4,202  $0.41  $1,427  $ 0.14  $ 38,815  $ 3.86
                                                                                   ------  -----  ------  ------  --------  ------
                                                                                   ------  -----  ------  ------  --------  ------

------------------------
* Totals expressed in thousands of dollars except per share amounts.

NOTE 6. PER SHARE
SELECTED QUARTERLY
FINANCIAL DATA
(UNAUDITED)

                     NET ASSET           MARKET
                       VALUE             PRICE*
                    ------------   ------------------
QUARTER ENDED        HIGH  LOW      HIGH        LOW      VOLUME**
--------------------------------   -------    -------    -----
March 31, 1997...... $18.90 $18.17  17 3/8     15 1/4    1,331
June 30, 1997.......  20.35  18.40  17 3/4     15 5/8    1,084
September 30,
 1997...............  21.51  19.80  19 1/8     16 1/4    1,142
December 31, 1997...  21.81  18.47  18 1/4     15 1/2    1,472
March 31, 1998......  22.74  18.75  20 3/4     16        1,557
June 30, 1998.......  24.49  22.95  22 5/8     19 7/8    1,420
September 30,
 1998...............  25.19  19.75  23 3/8     15 3/16   1,949
December 31, 1998...  22.58  18.17  20 7/16    15 1/16   1,417

------------------------
 * Based on closing prices as reported on the New York Stock Exchange. ** In thousands.

ADDITIONAL
INFORMATION
(UNAUDITED)
During the period, there have been no material changes in the Fund's investment objective or fundamental policies that have not been approved by the shareholders. There have been no changes in the Fund's charter or By-Laws that would delay or prevent a change in control of the Fund which have not been approved by shareholders. There have been no changes in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsbile for the day-to-day management of the Fund's portfolio.

--------------------------------------------------------------------------------
               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Shareholders and Board of Directors
The Europe Fund, Inc.

  We have audited the accompanying statement of assets and liabilities of The Europe Fund, Inc., including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Europe Fund, Inc. at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                          [SIG]

New York, New York
February 1, 1999

--------------------------------------------------------------------------------
                   FEDERAL INCOME TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

Dear Shareholder:

  The following information summarizes all of the 1998 per share distributions payable by the Fund on December 31, 1998 for shareholders of record on December 22, 1998.

                                              FOREIGN
 DOMESTIC       FOREIGN         TOTAL          TAXES        LONG-TERM
 ORDINARY        SOURCE        ORDINARY       PAID OR        CAPITAL
  INCOME         INCOME         INCOME        WITHHELD        GAINS
----------     ----------     ----------     ----------     ----------
$.416927       $  .236733     $  .653660     $  .052465     $ 2.836778*

  The foreign taxes paid or withheld per share represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax counsel or other tax advisers regarding the appropriate treatment of foreign taxes paid.

* The entire distribution is subject to the 20% tax rate.
--------------------------------------------------------------------------------
                DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

  Pursuant to the Fund's Distribution Reinvestment and Cash Purchase Plan (the "Plan"), shareholders will have all distributions, net of any applicable U.S. withholding tax (including, in the case of non-U.S. shareholders, backup withholding taxes) automatically reinvested by The Bank of New York (the "Plan Agent") in Fund shares pursuant to the Plan. Shareholders who do not wish to participate in the Plan or who wish to terminate participation in the Plan may elect, by notifying the Plan Agent in writing, to receive all distributions, net of any applicable U.S. withholding tax, in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholders' name and held for the account of beneficial owners who are to participate in the Plan. A beneficial owner of shares registered in the name of a bank, broker or other nominee should consult with the nominee to determine whether they should participate in the Plan or how they may withdraw from the Plan. A beneficial owner holding shares through a nominee may not be able to transfer their shares and continue to participate in the Plan.

  The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare a distribution, participants in the Plan will receive the equivalent in shares of the Fund valued as set forth below. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash distribution, participants will be issued shares of the Fund at a price equal to the greater of net asset value or an amount equal to 95 per cent of the then current market price of the Fund's shares. The Fund will not issue shares under the Plan below net asset value. If net asset value exceeds the market price of Fund shares at that time, or if the Fund should declare a distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Plan Agent will buy, as agent for the participants, Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Purchases by the Plan Agent will be made on or shortly after the payment date for the distribution and in no event more than 30 days after that date except where temporary curtailment or suspension of purchase is necessary to comply with U.S. Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

  Participants have the option of making additional cash payments to the Plan Agent, quarterly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about March 15, June 15, September 15 and December 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before March 15, June 15, September 15 or December 15, as the case may be. Optional cash payments must be made in U.S. dollars. Optional cash payments drawn on a non-U.S. bank will be subject to collection fees and must be collected by the foregoing quarterly dates to be invested. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

  The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

  There is no charge to participants for reinvesting distributions. The Plan Agent's fees for the reinvestment of distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or any distributions payable only in cash.

  With respect to purchases with voluntary cash payments, the Plan Agent will charge U.S. $2.00 for each purchase for a participant, plus a PRO RATA share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for these transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the proportionately lower commission thus attainable.

  The receipt of distributions under the Plan will not relieve participants of any income tax (including withholding tax) which may be payable on the distributions. Under presently outstanding regulations, shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated, for U.S. Federal income tax purposes, as receiving a taxable distribution in an amount equal to the amount of money that the shareholders receiving cash dividends will receive, and should have a cost basis in the shares received equal to such amount.

  Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the Fund or the Plan Agent, but only by at least 30 days' written notice to participants in the Plan (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority). Further information concerning the Plan may be obtained by contacting the Plan Agent at P.O. Box 11260, Church Street Station, New York, New York 10277-0760, Attention:
Dividend Reinvestment Service, or by calling 1 (800) 524-4458.

-------------------------------------------------------------

DIRECTORS AND OFFICERS

  ANTHONY M. SOLOMON, Chairman of the Board and Director
  GEORGE F. BENNETT, Director
* SIR ARTHUR BRYAN, Director
  PETER STORMONTH DARLING, Director
  LEON N. LEVY, Director
* J. MURRAY LOGAN, Director
* JAMES S. MARTIN, Director
  FRANCOIS-XAVIER ORTOLI, Director
  J. LOUGHLIN CALLAHAN, President and Treasurer
  STEVEN W. GOLANN, Vice President
  RITA J. KLEINMAN, Secretary
  THADDEA M. MAGUIRE, Assistant Secretary
  AMANDA J. MARSH, Assistant Secretary

* Member of the Audit Committee

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares or any securities mentioned in this report.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI Europe Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments and the size of the Fund.

------------------------------------------------

EXECUTIVE OFFICES--
780 Third Avenue
New York, New York 10017
(For latest net asset value and requests for Fund Reports, please call 1-800-543-6217 or 1-609-282-4600.)
INVESTMENT MANAGER--
Mercury Asset Management International Channel Islands Ltd.
Forum House
Grenville Street
St. Helier, Jersey
Channel Islands
INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England
ADMINISTRATOR--
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, New Jersey 08543-9095
CUSTODIAN--
The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium
TRANSFER AGENT AND REGISTRAR--
The Bank of New York
101 Barclay Street
New York, New York 10286
LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

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                         SUMMARY OF GENERAL INFORMATION
                  -------------------------------------------

THE FUND

  The Europe Fund, Inc. (the "Fund") is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation through investment primarily in European equity securities. The Fund is managed by Mercury Asset Management International Channel Islands Ltd., relying on investment advice from Mercury Asset Management International Ltd. (Regulated by IMRO.)

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Europe Fd." The Fund's New York Stock Exchange trading symbol is EF. Weekly comparative net asset value (NAV) and market price information about the Fund's shares are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES and other newspapers in a table called "Closed End Funds," and are also available on Reuters under "MAMINDEX." Daily NAV and market price information is available on the internet at www.wsj.com.

  Shareholders interested in receiving the quarterly newsletter entitled "Closed End Fund Focus" should call 1-800-543-6217 or 1-212-888-6941 and request to be placed on the mailing list or send a request by mail to the Fund's address.

DISTRIBUTION REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY

  A Distribution Reinvestment and Cash Purchase Plan (the "Plan") is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock. A brochure describing the Plan is available from the Plan Agent, The Bank of New York, by calling (800) 524-4458.

  All shareholders are automatically enrolled in the Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, your nominee may have elected to receive distributions in cash on your behalf, and if you wish to participate, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name, which will enable you to participate in the Plan.
TRANSFER AGENT:
The Bank of New York
Telephone Inquiries: 1-800-432-8224

Address Shareholder Inquiries to:
Shareholder Relations Department - 11 E
P.O. Box 11258
Church Street Station
New York, NY 10286

Send Certificates for Transfer and Address Changes to:
Receive and Deliver Department - 11 W
P.O. Box 11002
Church Street Station
New York, NY 10286

                                     [LOGO]
                             THE EUROPE FUND, INC.
                                 ANNUAL REPORT
                               DECEMBER 31, 1998